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EXHIBIT  32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cyberfund, Inc. (the "Company") on Form 10-KSB/A for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, William J. Reilly, Chief Accounting/Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ William J. Reilly
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William J. Reilly
Chief Financial/Accounting Officer










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